UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 19, 2021
Johnson & Johnson
 (Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
               CFR 240.14d-2(b))
☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
               CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
0.250% Notes Due January 2022	JNJ22	New York Stock Exchange
0.650% Notes Due May 2024	JNJ24C	New York Stock Exchange
5.50% Notes Due November 2024	JNJ24BP	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange

Item 2.02     Results of Operations and Financial Condition

On October 19, 2021, Johnson & Johnson issued the attached press release announcing its sales and earnings for the third quarter ended October 3, 2021.

Item 7.01     Regulation FD Disclosure

Subsequent to the quarter, the Company’s wholly owned subsidiary LTL Management LLC (LTL), a newly created and separate subsidiary of Johnson & Johnson, that was established to hold and manage claims in the cosmetic talc litigation, has filed for voluntary Chapter 11 bankruptcy protection. This filing is intended to resolve all claims related to cosmetic talc in a manner that is equitable to all parties, including any current and future claimants. Johnson & Johnson and its other affiliates did not file for bankruptcy protection and will continue to operate their businesses as usual. To demonstrate its commitment to resolving the cosmetic talc cases and remove any financial objections to the process, Johnson & Johnson has agreed to provide funding to LTL for the payment of amounts the Bankruptcy Court determines are owed by LTL and will also establish a $2 billion trust in furtherance of this purpose. The $2 billion trust resulted in an incremental $1.4 billion litigation charge (recorded in Other income & expense) in the third fiscal quarter. While LTL pursues this equitable resolution, all pending cosmetic talc cases will be stayed. The press release further discussing this announcement is attached below as Exhibit 99.3.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 19, 2021 for the period ended October 3, 2021
99.2	Unaudited Comparative Supplementary Sales Data and Condensed Consolidated Statement of Earnings for the third quarter
99.3	Press Release dated October 14, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson
(Registrant)
Date:	October 19, 2021	By:	/s/ Robert J. Decker, Jr.
Robert J. Decker, Jr. Controller (Principal Accounting Officer)